UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

September 1, 2022

Date of Report

(Date of earliest event reported)

BRIDGEWATER BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-38412 (Commission File Number)	26-0113412 (I.R.S. Employer Identification No.)
	4450 Excelsior Boulevard, Suite 100 St. Louis Park, Minnesota (Address of principal executive offices)	55416 (Zip Code)

Registrant’s telephone number, including area code: (952) 893-6868

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.01 Par Value Depositary Shares, each representing a 1/100th interest in a share of 5.875% Non-Cumulative Perpetual Preferred Stock, Series A, $0.01 par value per share	BWB BWBBP	The NASDAQ Stock Market LLC The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01           Entry into a Material Definitive Agreement.

On September 1, 2022, Bridgewater Bancshares, Inc. (the “Company”) entered into a Second Amendment to Loan and Security Agreement (the “Amendment”) and related amended and restated revolving note (the “Revolving Note”) with ServisFirst Bank (the “Lender”). The Amendment, which amends the Loan and Security Agreement between the Company and the Lender dated March 1, 2021, increased the maximum principal amount of the Company’s revolving line of credit (“Line of Credit”) from $25.0 million to $40.0 million and extended the maturity date of the Line of Credit to September 1, 2024.

Additionally, under the terms of the Line of Credit, the Company is required to pay a non-use fee of 0.20% per annum on the unused portion of the principal amount of the Line of Credit, provided, that the non-use fee will be waived if the Company maintains a stated minimum outstanding balance under the Line of Credit for more than six consecutive calendar months of the loan term.  The Amendment increased such stated minimum outstanding balance from $12.5 million to $20.0 million.

The foregoing descriptions of the Amendment and the Revolving Note do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment and the Revolving Note which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference in this Item 2.03 in its entirety.

Item 9.01           Financial Statements and Exhibits.

(d)          Exhibits

Exhibit 10.1	Second Amendment to Loan and Security Agreement, dated as of September 1, 2022, by and between Bridgewater Bancshares, Inc., as Borrower, and ServisFirst Bank, as Lender.
Exhibit 10.2	Amended and Restated Revolving Note, dated as of September 1, 2022, made by Bridgewater Bancshares, Inc., as Borrower, to and in favor of ServisFirst Bank, as Lender.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Bridgewater Bancshares, Inc.

Date: September 1, 2022
By: /s/ Jerry Baack
Name: Jerry Baack
Title: Chairman, Chief Executive Officer and President

3